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                                                                    Exhibit 10.5

                                                   Attachment to Section 5.20(b)

                         PERRY ELLIS INTERNATIONAL, INC.
                             3000 NW 107/th/ Avenue
                              Miami, Florida 33172

                                                                February 3, 2003

Mr. Awadhesh K. Sinha
268 Floral Parkway
Floral Park, New York 11001


Mr. Sinha:

         Reference is made to that certain Agreement and Plan of Merger of even date herewith being entered into concurrently with the execution and delivery hereof (the "Merger Agreement"), by and among Perry Ellis International, Inc., a Florida corporation ("Parent"), Connor Acquisition Corp., a Delaware corporation ("Merger Sub"), and Salant Corporation, a Delaware corporation (the "Company"), pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the "Merger") and the Company will be the surviving corporation in the Merger (the "Surviving Corporation"), and become a direct, wholly owned subsidiary of Parent. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Merger Agreement.

         This letter agreement (this "Agreement") confirms our mutual agreement and understanding with respect to the following:

         1. As a material inducement for Parent and Merger Sub to enter into the Merger Agreement and to consummate the Merger and the transactions contemplated by the Merger Agreement, and in consideration for the sum of $10.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Awadhesh K. Sinha ("Sinha") hereby agrees that he shall not, for a period of nine (9) months from and after the Effective Time (which period automatically shall be extended for such time as Sinha is in breach of any of the provisions hereof) (the "Restriction Period"), directly or indirectly (i) solicit for hire, hire, offer employment to, engage, retain or accept the services of, or otherwise employ, or assist any person, group of persons or any entity with soliciting for hire, hiring, offering employment to, engaging, retaining or accepting the services of, or otherwise employing, any person currently employed as a full- or part-time employee, working for or otherwise associated or affiliated with, the Company, the Surviving Corporation or any of their respective subsidiaries in any sales, design, marketing, merchandising or similar capacity (or any combination thereof) and whose annualized compensation or remuneration (including, without limitation, salary, fees, bonuses, perquisites, equity and other forms of incentive awards, options or compensation) is greater than $100,000 (each such person, an "Employee") and then only to the extent any of the prohibitions described above relate to or are in connection with a business, venture or activity involving the wholesale or retail manufacturing, distribution, sale or licensing of apparel goods

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or services; (ii) facilitate, entice, encourage or induce in any manner any
Employee to terminate, abandon, resign, cease or otherwise alter his or her employment, association, consultancy, business or other relationship with the Company, the Surviving Corporation or any of their respective subsidiaries; or
(iii) interfere in any manner with the relationship of the Company, the Surviving Corporation or any of their respective subsidiaries with any Employee.

         2. Sinha acknowledges and agrees that it is fair and reasonable that he make the covenants and perform the undertakings set forth in this Agreement and has done so with the benefit of the advice of legal counsel and other business advisors. Furthermore, Sinha agrees that any breach or attempted breach or non-observance by him of any of the provisions of this Agreement will cause material irreparable harm to Parent, the Company, the Surviving Corporation and their respective subsidiaries and affiliates for which monetary damages will not be an adequate remedy. Accordingly, Parent, the Company and/or the Surviving Corporation shall be entitled to apply for and obtain injunctive and equitable relief (whether temporary, preliminary and/or permanent) to restrain, prevent and enjoin the breach or threatened breach of, and otherwise to specifically enforce, the provisions of this Agreement, without the requirement of the posting of a bond or providing any other form of security. Nothing contained herein shall be construed as a limitation or waiver of any other right or remedy that may be available to Parent, the Company and/or the Surviving Corporation upon such breach, non-observance or threatened breach or non-observance. For emergency relief (including temporary and preliminary injunctive relief), an application may be made in any court of competent jurisdiction, in addition to Parent's, the Company's and/or the Surviving Corporation's right to seek injunctive, monetary and other forms of relief at law or in equity as provided for in this Agreement. Sinha further agrees that the subject matter and duration of the restrictions contained herein are reasonable in light of the facts as they exist today. If any restriction contained in this Agreement is deemed to be unreasonable in any respect by a court of competent jurisdiction, such restriction shall be reduced (but not eliminated), in such manner as such court determines is reasonable (but in all cases such reduction shall be only to such extent as is legally permissible to carry out the intention of the parties hereto and to maximize the effect of the provisions herein agreed to by the parties). Sinha agrees that the provisions of this Agreement are several, such that if any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         3. Each of the parties hereto hereby represents and warrants, as to himself or itself, that (a) he or it has all requisite capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder, (b) this Agreement is its legal, valid and binding obligation, enforceable against him or it in accordance with its terms, (c) if applicable, his or its entry into this Agreement and performance of the terms hereof has been duly and validly authorized, (d) his or its entry into this Agreement and performance of the terms hereof will not breach or conflict with any outstanding obligation, contractual or otherwise, to which he or it is subject, nor will the same violate any laws or regulations of any governmental or judicial authority to which he or it is subject.

         4. This Agreement contains the entire agreement, and supersedes all prior agreements and understandings, oral or written, between the parties hereto with respect to the

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subject matter hereof. This Agreement may not be changed, modified, extended or terminated except upon written amendment duly approved in writing by each of the parties hereto.

         5. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors, permitted assigns, heirs and legal representatives. The rights and obligations of a party hereunder may not be transferred or assigned, except that Parent may assign its rights and obligations hereunder to any of its subsidiaries or affiliates.

         6. All questions pertaining to the validity, construction, execution and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of laws provisions thereof. Each of the parties hereto (a) consents to submit himself or itself to the personal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the matters that are the subject of this Agreement, (b) agrees that he or it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (c) agrees that he or it will not bring any action relating to this Agreement or any of the matters that are the subject of this Agreement in any court other than a Federal court sitting in the State of Delaware or a Delaware state court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or any of the matters that are the subject of this Agreement in any Federal court located in the State of Delaware or any Delaware state court, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

         7. Each party shall duly execute and deliver, or cause to be duly executed and delivered, such further agreements, documents and instruments, and do or cause to be done such further acts as may be reasonably necessary or proper to effectuate the provisions or purposes of this Agreement and the transactions contemplated hereby.

         8. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank]

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         If this Agreement correctly sets forth our understanding with respect to the subject matters addressed herein, please execute this Agreement in the space provided below, whereupon it shall become a binding agreement between us.

                                        Very truly yours,

                                        PERRY ELLIS INTERNATIONAL, INC.

                                        By:   /s/ Timothy B. Page
                                           -------------------------------------
                                        Name:     Timothy B. Page
                                        Title:    Chief Financial Officer



Agreed to and accepted as of the date first written above:

SALANT CORPORATION

By:    /s/ Michael J. Setola
   ------------------------------------
Name:      Michael J. Setola
Title:     Chairman & CEO



      /s/ Awadhesh K. Sinha
---------------------------------------
             AWADHESH K. SINHA